EXHIBIT 99

                    CONTACT:  Sue Kunstmann
                              (314) 889-0778

                              Keith Miller
                              (314) 889-0799

FOR IMMEDIATE RELEASE

   MARK TWAIN'S SECOND QUARTER EARNINGS INCREASE 17.2 PERCENT TO
             SET 17th CONSECUTIVE QUARTERLY RECORD


     St. Louis, MO., July 12, 1995 . . . Mark Twain Bancshares, Inc., today announced a 17.2 percent increase in second quarter 1995 earnings over second quarter 1994. Income from the period was $11.63 million, and set a 17th consecutive quarterly record for the 31-year-old company.

     Primary earnings per share for the second quarter grew 16.1 percent to $.72, up from $.62 in the second quarter 1994. Fully diluted earnings per share increased 16.7 percent to $.70 for the same period, compared to $.60 for the second quarter 1994.

     Return on average assets was 1.68 percent in the second quarter, compared to 1.51 percent in the second quarter last year and 1.72 percent in the first quarter 1995. Return on common shareholders' equity was 18.65 percent for the second quarter compared to 18.10 percent for the second quarter 1994 and 19.14 percent for first quarter 1995.

     For the first six months of 1995, Mark Twain's earnings totaled $22.99 million, an increase of 18.0 percent from $19.49 million earned for the same period in 1994. Primary earnings per common share for the first six months of 1995 were $1.42, up 17.4 percent compared to $1.21 for the same period in 1994. Fully diluted earnings per share totaled $1.38 for the first six months of 1995, a 16.9 percent increase over 1994 results of $1.18 per share.

     Return on average assets for the first six months was 1.70 percent, compared to 1.49 percent for the same period last year.
Return on shareholders' equity was 18.89 percent, compared to 17.95 percent a year ago.

     "Results from our first six months reflect continued excellent performance," says John P. Dubinsky, Mark Twain Bancshares

                              - more -

Mark Twain Earnings  Add One

President and Chief Executive Officer. "We are especially pleased with our increased loan growth despite intense competition in our primary markets." Loan outstandings at quarter-end 1995 were $1.93 billion, which represents a 10.4 percent increase from a year ago, and an annualized increase of 7.8 percent from year-end 1994. Mark Twain's assets grew 5.73 percent to total $2.75 billion at the end of the second quarter 1995 compared to a year ago, and have grown at an annualized rate of 4.8 percent since year-end 1994.

     Dubinsky attributed Mark Twain's results to the company's continuing successful implementation of key principles, which include maintaining high quality assets, minimizing increases in overhead expenses, maximizing opportunities for growth, and aggressively soliciting new business.

     Net interest income, on a fully tax equivalent basis, grew
4.42 percent in the second quarter 1995, compared to second quarter 1994. For the first six months of 1995, net interest income increase 6.01 percent over the same period in 1994. Net interest margin was 5.08 percent for the second quarter, compared to 5.09 percent in the second quarter 1994. For the first six months of 1995, net interest margin was 5.16 percent compared to 5.01 percent for the first six months of 1994. Net interest income for the second quarter 1995 showed a modest increase over first quarter 1995 levels, despite net interest margin decreasing to 5.08 percent from the 5.24 percent reported for the first quarter.

     Mark Twain's asset quality remains strong in the second quarter, with non-performing assets representing less than one percent of total loans plus foreclosed real estate. Net charge-offs for the first six months of 1995 were .08 percent of average loans (annualized rate of .17 percent) down from .19 percent (.38 percent annualized rate) for the first six months of 1994 and .21 percent for all of 1994.

     "We are pleased that ongoing operating expenses have remained stable for the second quarter and first half of 1995 compared to the same periods in 1994," Dubinsky says. "We're also extremely pleased to report that our Capital Markets Group, which includes our bond and brokerage operations, have experienced increases of
33.7 percent and 12.4 percent in fee income for the second quarter and first six months of 1995 respectively over the same periods last year."

      Mark Twain Bancshares, Inc. is a 31-year-old bank holding company with 34 banking locations in three states: 20 throughout St. Louis, St. Louis County, and St. Charles County, as well as 10 in the Kansas City metropolitan area, and four in the Illinois

                              - more -

Add Two

communities of Belleville and Edwardsville. Mark Twain also operates 27 brokerage locations in four states. Related financial services include: Mark Twain Capital Markets Group; Mark Twain Brokerage Services, Inc.; Mark Twain Commercial Finance Division; Mark Twain International Division; Mark Twain Leasing Division; and Mark Twain Trust Division. Mark Twain stock is traded over-the-counter under the NASDAQ symbol MTWN.

                              # # #

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                          June 30,       June 30,     December 31,
                                                                                              1995           1994            1994
                                                                                       ------------   -------------    ----------
                                                                                                     (in thousands of $)
ASSETS
  Cash and due from banks                                                                $  122,345     $  124,966     $  139,947
  Interest bearing deposits with banks                                                            -             53             54
  Federal funds sold and securities
    purchased under resale agreements                                                        12,050          7,615          1,600
  Trading account securities                                                                 29,988         45,784         32,909
  Securities available for sale                                                             233,155        218,988        228,359
  Mortgage loans held for resale                                                                  -         17,832              -
  Investment securities                                                                     333,511        361,591        353,958
  Loans, net of allowance for loan
    losses of $29,961, $27,175
    and $28,894, respectively                                                             1,903,179      1,723,935      1,831,261
  Premises and equipment                                                                     21,982         28,206         27,910
  Accrued income receivable                                                                  17,940         15,839         17,572
  Other assets                                                                               79,389         59,549         55,146
                                                                                         ----------     ----------     ----------
      Total assets                                                                       $2,753,539     $2,604,358     $2,688,716
                                                                                         ==========     ==========     ==========
LIABILITIES
  Non-interest bearing deposits                                                          $  425,575     $  411,996     $  461,958
  Interest bearing deposits                                                               1,892,080      1,775,427      1,810,099
                                                                                         ----------     ----------     ----------
    Total deposits                                                                        2,317,655      2,187,423      2,272,057
                                                                                         ----------     ----------     ----------
  Short-term borrowings                                                                     102,635        146,778        148,118
  Other liabilities                                                                          57,545         24,180         14,103
  Long-term debt                                                                             19,876         23,199         20,389
                                                                                         ----------     ----------     ----------
      Total liabilities                                                                  $2,497,711      2,381,580      2,454,667
                                                                                         ----------     ----------     ----------

SHAREHOLDERS' EQUITY
  Preferred stock, $25.00 par value
    authorized and unissued
    500,000 shares                                                                                -              -              -
  Common stock, $1.25 par value,
    authorized 30,000,000 shares,
    issued 16,421,009, 16,327,871
    and 16,375,527 shares, respectively                                                      20,526         20,410        20,469
  Surplus                                                                                    61,837         59,248        60,246
  Undivided profits                                                                         177,748        144,789       154,890
                                                                                         ----------     ----------     ---------
                                                                                            260,111        224,447       235,605
  Less common treasury stock at
    cost, 400,343, 426,520 and 398,633
    shares, respectively                                                                      4,283          1,669         1,556
                                                                                         ----------     ----------     ---------
    Total shareholders' equity                                                              255,828        222,778       234,049
                                                                                        -----------     ----------     ---------
      Total liabilities and
       shareholders' equity                                                              $2,753,539     $2,604,358    $2,688,716
                                                                                        ===========     ==========    ==========

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                                                    For the Six Months        For the Three Months
                                                                                      Ended June 30,             Ended June 30,
                                                                                    1995          1994          1995         1994
                                                                                    ----          ----          ----         ----
                                                                                    (in thousands of $ except for per share data)

INTEREST FROM EARNING ASSETS
  Interest and fees on loans                                                      $89,226       $68,243       $45,773      $35,749
  Interest on investment securities:
     Taxable                                                                       11,491        12,991         5,666        6,198
     Non-taxable                                                                      109           370            34          178
  Interest on trading account securities                                            1,435         2,115           819          984
  Interest on securities available for sale                                         7,409         7,367         3,674        3,660
  Interest on mortgage loans held for resale                                            -         2,177             -          652
  Interest on deposits with banks                                                       -             3             -            1
  Interest on federal funds sold and
     securities purchased under resale
     agreements                                                                       299           407           204          233
                                                                                  -------       -------      --------     -------
        Total interest income                                                     109,969        93,673        56,170       47,655
                                                                                  -------       --------     ---------    -------
INTEREST EXPENSE
  Interest on deposits                                                             39,684        29,370        20,957       15,039
  Interest on short-term borrowings                                                 5,314         2,876         2,676        1,399
  Interest on long-term debt                                                          784           916           390          454
                                                                                  --------       -------       -------      ------
       Total interest expense                                                      45,782        33,162        24,023       16,892
                                                                                  --------       -------      -------      ------
  Net interest income                                                              64,187        60,511        32,147       30,763
  Provision for loan losses                                                         2,631         3,459         1,299        2,037
                                                                                   --------     ---------      -------     ------
  Net interest income after provision
    for loan losses                                                                61,556        57,052        30,848       28,726
                                                                                  --------       -------       -------      ------

OTHER INCOME
  Service charges on deposit accounts                                               3,417         3,765         1,720        1,867
  Securities transactions                                                              46           309             -          309
  Other income                                                                     14,842        15,343         7,621        7,339
                                                                                   ------       -------        -------      ------
       Total other income                                                          18,305        19,417         9,341        9,515
                                                                                   -------      -------        ------       ------

OTHER EXPENSES
  Salaries                                                                         20,568        20,765        10,331       10,058
  Employee benefits                                                                 3,633         3,721         1,727        1,681
  Net occupancy expense                                                             4,714         4,584         2,256        2,245
  Furniture and equipment expense                                                   1,977         2,274           965        1,149
  Other expenses                                                                   12,988        14,906         6,676        7,575
                                                                                   ------       -------       -------       ------
       Total other expenses                                                        43,880        46,250        21,955       22,708
                                                                                   ------       -------       --------      ------

  Income before income taxes                                                       35,981        30,219        18,234       15,533
  Applicable income taxes                                                          12,988        10,727         6,609        5,615
                                                                                  -------       -------       -------      --------
       Net income                                                                 $22,993       $19,492       $11,625      $ 9,918
                                                                                  =======       =======       ========     ========

NET INCOME PER SHARE:

  Primary                                                                           $1.42         $1.21         $ .72         $ .62
                                                                                    =====         =====         =====         =====

  Fully diluted                                                                     $1.38         $1.18         $ .70         $ .60
                                                                                    =====         =====         =====         =====

COMMON DIVIDENDS PAID PER SHARE                                                     $ .54         $ .48         $ .27         $ .24
                                                                                    =====         =====         =====         =====

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

- -----------------------------------------------------------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30,                                 1995                                            1994
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                         Avg.                                      Avg.
                                           Avg.                         Yield/          Avg.                      Yield/
                                          Volume         Interest        Rate          Volume       Interest       Rate
                                        ----------       ---------     -------         -------      --------      ------
                                                                    (in thousands of $)
ASSETS
Interest earning assets:
Loans (A)                               $1,893,702       $ 89,760       9.56%       $1,727,820       $68,681       8.02%
Taxable investment securities              343,366         11,491       6.75%          354,831        12,991       7.38%
Non-taxable investment securites (A)         3,949            168       8.58%           13,135           564       8.66%
Trading account securities                  43,666          1,435       6.63%           67,309         2,115       6.34%
Securities available for sale (A)          240,615          7,449       6.24%          214,317         7,367       6.93%
Mortgage loans held for resale                   -              -           -           60,353         2,177       7.27%
Interest bearing deposits with banks             -              -           -              177             3       3.42%
Federal funds sold and securities
  purchased under resale aggreements         9,795            299       6.16%           21,165           407       3.88%
                                         ----------       ---------   -------       ----------     ---------     -------
Total interest earning assets            2,535,093        110,602       8.80%        2,459,107        94,305       7.73%
                                                          ---------   =======                      ---------     =======
Non-interest earning assets:
Cash and due from banks                    106,511                                     112,638
Other assets                               121,351                                     101,553
FASB No. 115 allowance                      (9,784)                                     (3,359)
Allowance for loan losses                  (29,281)                                    (27,230)
                                        -----------                                 -----------
    Total                               $2,723,890                                  $2,642,709
                                        ===========                                 ===========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  228,762          2,419       2.13%       $  247,613         2,500       2.04%
Savings and money market deposits          682,632         12,862       3.80%          739,472        10,327       2.82%
Time deposits                              922,510         24,403       5.33%          814,788        16,543       4.09%
Short-term borrowings                      190,713          5,314       5.62%          181,777         2,876       3.19%
Long-term debt                              20,123            784       7.86%           24,120           916       7.66%
                                        ----------        -------      ------       ----------       --------     -------
Total interest bearing liabilites        2,044,740         45,782       4.52%        2,007,770        33,162       3.33%
                                                          --------     ======                        --------     =======
Non interest bearing liabilities:
Non-interest bearing deposits              388,635                                     387,231
Other liabilities                           45,053                                      28,682
Shareholders' equity                       245,462                                     219,026
                                        ----------                                   ---------
      Total                             $2,723,890                                  $2,642,709
                                        ==========                                  ==========
Net interest income                                       $64,820                                   $61,143
                                                          =======                                   =======
Net interest margin                                                     5.16%                                      5.01%
                                                                        =====                                      =====

(A) Fully tax-equivalent using tax rate of 35% in 1995 and 1994.

MARK TWAIN BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET AND NET INTEREST MARGIN

- -----------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED JUNE 30,                                   1995                                            1994
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                         Avg.                                      Avg.
                                           Avg.                         Yield/          Avg.                      Yield/
                                          Volume         Interest        Rate          Volume       Interest       Rate
                                        ----------       ---------     -------         -------      --------      ------
                                                                    (in thousands of $)
ASSETS
Interest earning assets:
Loans (A)                               $1,920,233        $46,045       9.62%       $1,744,868       $35,976       8.27%
Taxable investment securities              338,519          5,666       6.71%          361,505         6,198       6.88%
Non-taxable investment securites (A)         2,613             53       8.14%           12,526           272       8.71%
Trading account securities                  50,168            819       6.55%           59,481           984       6.64%
Securities available for sale (A)          238,717          3,694       6.21%          218,869         3,660       6.71%
Mortgage loans held for resale                   -              -           -           35,256           652       7.42%
Interest bearing deposits with banks             -              -           -              100             1       4.01%
Federal funds sold and securities
  purchased under resale aggreements        13,218            204       6.19%           19,168           233       4.88%
                                         ----------       -------      ------        ----------     ---------     -------
Total interest earning assets            2,563,468         56,481       8.84%        2,451,773        47,976       7.85%
                                                          -------      ======                       ---------     =======
Non-interest earning assets:
Cash and due from banks                    107,076                                     112,456
Other assets                               138,240                                     101,187
FASB No. 115 allowance                      (6,519)                                     (7,839)
Allowance for loan losses                  (29,471)                                    (27,070)
                                        -----------                                 -----------
    Total                               $2,772,794                                  $2,630,507
                                        ===========                                 ===========
LIABILITES AND SHAREHOLDER'S EQUITY
Interest bearing liabilities:
Interest bearing demand deposits        $  226,533          1,199       2.12%       $  245,183         1,226       2.01%
Savings and money market deposits          673,272          6,499       3.87%          739,092         5,329       2.89%
Time deposits                              958,640         13,259       5.55%          822,979         8,484       4.13%
Short-term borrowings                      188,805          2,676       5.68%          163,170         1,399       3.44%
Long-term debt                              19,980            390       7.83%           23,780           454       7.66%
                                        ----------         ------      ------       ----------       --------     -------
Total interest bearing liabilites        2,067,230         24,023       4.66%        1,994,204        16,892       3.40%
                                                           ------      ======                        --------     =======
Non-interest bearing liabilities:
Non-interest bearing deposits              392,525                                     389,811
Other liabilities                           62,980                                      26,716
Shareholders' equity                       250,059                                     219,776
                                        ----------                                  ----------
      Total                             $2,772,794                                  $2,630,507
                                        ==========                                  ==========
Net interest income                                       $32,458                                    $31,084
                                                          =======                                    =======

Net interest margin                                                     5.08%                                      5.09%
                                                                        =====                                      =====

(A) Fully tax-equivalent using tax rate of 35% in 1995 and 1994.

MARK TWAIN BANCSHARES, INC.
SUMMARY OF ALLOWANCE FOR LOAN LOSSES

                                                                     Six Months Ended                    Three Months Ended
                                                                         June 30,                              June 30,
(in thousands of $)                                                 1995            1994                1995             1994
                                                                 ------------------------            -------------------------
Balance, beginning of period                                     $28,894          $27,012            $29,047           $27,108

Provision for loan losses                                          2,631            3,459              1,299             2,037

  Charge-offs                                                     (2,047)          (3,711)              (774)           (2,277)
  Recoveries                                                         483              415                389               307
                                                                  ------           ------              -----            ------
Net charge-offs                                                   (1,564)          (3,296)              (385)           (1,970)

    Balance, end of period                                       $29,961          $27,175            $29,961           $27,175


Loans, net of unearned income                                 $1,933,140       $1,751,110         $1,933,140        $1,751,110

Average loan balance for the period                           $1,893,702       $1,727,820         $1,920,233        $1,744,868

Allowance as % of loans at
  end of period                                                     1.55%            1.55%

Allowance as % of non-performing loans                            287.23%          265.93%

Net charge-offs as % of average loans
  for the period                                                     .08%             .19%               .02%             .11%

Annualized net charge-offs as % of
  average loans for the period                                       .17%             .38%               .08%             .45%

MARK TWAIN BANCSHARES, INC.
NON-PERFORMING ASSETS

                                                                                 June 30,         March 31,       December 31,
(in thousands of $)                                                                1995              1995               1994
                                                                                ---------------------------------------------
Non-accrual loans                                                                $ 9,165           $ 9,509            $ 6,813
Restructured loans                                                                   484               484                484
Foreclosed real estate                                                             9,520            10,478             10,523
                                                                                 -------           -------            -------
  Total non-performing assets                                                    $19,169           $20,471            $17,820
                                                                                 =======           =======            =======
Percentage of non-performing
  assets to loans plus foreclosed
  real estate                                                                       .99%             1.08%               .95%
Loans contractually past due
  ninety days or more                                                               $782              $543             $1,132
Percentage of non-performing
  assets plus ninety days past due
  to loans plus foreclosed real estate                                             1.03%             1.11%              1.01%
Percentage of allowance to
  non-performing loans                                                           287.23%           275.69%            342.79%
Percentage of allowance to total
  non-performing assets                                                          156.30%           141.89%            162.14%
Percentage of allowance to
  risk elements*                                                                 150.17%           138.23%            152.46%
Percentage of risk elements*
  to total average assets                                                           .73%              .79%               .72%

* Risk elements include total non-performing assets plus loans contractually past due ninety days or more.

MARK TWAIN BANCSHARES, INC. AND SUBSIDIARIES
COMPUTATION OF EARNINGS PER SHARE

                                                                  Six Months Ended                    Three Months Ended
                                                                       June 30,                              June 30,
(in thousands of $ except for per share data)                    1995           1994                 1995             1994
                                                              ------------------------            -------------------------
PRIMARY
  Earnings:
    Net income                                                $22,993          $19,492            $11,625            $9,918
                                                              =======          =======            =======            ======
  Shares:
   Weighted average number of common
      shares outstanding                                   16,038,369       15,825,494         16,018,107        15,851,764
    Weighted average number of common
     share equivalents                                        190,063          243,105            219,115           246,020
                                                           ----------       ----------         ----------        ----------
                                                           16,228,432       16,068,599         16,237,222        16,097,784
                                                           ==========       ==========         ==========        =========

  Primary earnings per common share                             $1.42            $1.21               $.72              $.62
                                                                =====            =====               ====              ====

ASSUMING FULL DILUTION
  Earnings:
    Net income                                                $22,993          $19,492            $11,625           $ 9,918
    Add: After tax interest applicable to
         Convertible Notes                                        189              228                 93               112
         Amortization of capital note fees                         21               34                 10                21
                                                              -------          -------            -------            ------
  Fully diluted net income                                    $23,203          $19,754            $11,728           $10,051
                                                              =======          =======            =======           =======
  Shares:
    Weighted average number of common
      shares outstanding                                   16,038,369       15,825,494         16,018,107        15,851,764
    Assuming conversion of Convertible Notes
      and dilutive stock options                              779,689          900,033            764,062           882,599
                                                           ----------       ----------         ----------        ----------
                                                           16,818,058       16,725,527         16,782,169        16,734,363

  Earnings per common share assuming full dilution              $1.38            $1.18               $.70              $.60
                                                                =====            =====               ====              ====